1933 Act File No. 33-6901
                                                      1940 Act File No. 811-4743

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    X

    Pre-Effective Amendment No.

    Post-Effective Amendment No.   37                                      X

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            X

    Amendment No.   34                                                     X

                    FEDERATED EQUITY INCOME FUND, INC.
             (Exact Name of Registrant as Specified in Charter)

                             Federated Investors Funds
                             5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                 (Address of Principal Executive Offices)

                              (412) 288-1900
                      (Registrant's Telephone Number)

                        John W. McGonigle, Esquire
                        Federated Investors Tower
                              1001 Liberty Avenue
                    Pittsburgh, Pennsylvania 15222-3779
                  (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b)
___  on _____________ pursuant to paragraph (b)
___  60 days after filing pursuant to paragraph (a) (i)
___  on January 29, 2007 pursuant to paragraph (a)(i)
___  75 days after filing pursuant to paragraph (a) (ii)
___  on ____________ pursuant to paragraph (a) (ii) of Rule 485.

If appropriate, check the following box:

____  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                   Copies to:

Matthew G. Maloney, Esquire
Dickstein Shapiro LLP
1825 Eye Street, N.W.
Washington, D.C.  20006










FEDERATED EQUITY INCOME FUND, INC.



PROSPECTUS



JANUARY 31, 2007



CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS F SHARES

A mutual fund seeking to provide above average income and capital appreciation by investing primarily in income-producing equity securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
                                      CONTENTS
                                      Risk/Return Summary
                                      What are the Fund's Fees and Expenses?
                                      What are the Fund's Investment Strategies?
                                      What are the Principal Securities in Which the Fund Invests?
                                      What are the Specific Risks of Investing in the Fund?
                                      What Do Shares Cost?
                                      How is the Fund Sold?
                                      Payments to Financial Intermediaries
                                      How to Purchase Shares
                                      How to Redeem and Exchange Shares
                                      Account and Share Information
                                      Who Manages the Fund?
                                      Legal Proceedings
                                      Financial Information
                                      Appendix A: Hypothetical Investment and
                                      Expense Information

NOT FDIC INSURED  *  MAY LOSE VALUE  *  NO BANK GUARANTEE

RISK/RETURN SUMMARY

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
The Fund's investment objective is to provide above average income and capital appreciation. While there is no assurance that the Fund will achieve its invest-ment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing primarily in income-producing equity securities, including securities that are convertible into com-mon stocks. The Fund's investment adviser (Adviser) ordinarily selects value stocks that have a comparatively low volatility in share price relative to the overall equity market and which may provide relatively high dividend income, but may also select securities of companies that offer superior growth prospects.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
{circle}STOCK MARKET RISKS. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
{circle}SECTOR RISKS. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
{circle}INVESTMENT STYLE RISK. Due to the Fund's value style of investing, the Fund's Share price may lag that of other Funds using a different investment style.
The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

RISK/RETURN BAR CHART AND TABLE



AVERAGE ANNUAL TOTAL RETURN TABLE
The Average Annual Total Returns for the Fund's Class A, Class B, Class C and Class F Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after- tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for Russell 1000 Value Index (RUS1V), a broad-based market index, and the Fund's benchmark, a blended index composed of 90% Russell 1000 Value Index/ 10% Merrill Lynch 91-day Treasury Bill Index (90% RUS1V/10% ML91DTB). Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.


(FOR THE PERIODS ENDED DECEMBER 31, 2006_)

                                                                 1 YEAR     5 YEARS     10 YEARS
CLASS A SHARES:
Return Before Taxes
Return After Taxes on Distributions1
Return After Taxes on Distributions and Sale of Fund Shares1
CLASS B SHARES:
Return Before Taxes
CLASS C SHARES2:
Return Before Taxes

Class F Shares:
Return Before Taxes

RUS1V3
90%RUS1V/10%ML91DTB4

1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical FEDERAL income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do NOT reflect the effect of any applicable STATE and LOCAL taxes. After-tax returns for Class B, Class C and Class F Shares will differ from those shown for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
2 Historical returns include the effect of a 1% front-end sales charge on Class C Shares purchased prior to February 1, 2007. Effective February 1, 2007 this sales charge was eliminated.
3 The RUS1V measures the performance of those Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values. Investments cannot be made in an index.
4 The 90%RUS1V/10% ML91DTB is an index tracking short-term U.S. government securities. Investments cannot be made in an index.

WHAT ARE THE FUND'S FEES AND EXPENSES?


FEDERATED EQUITY INCOME FUND, INC.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A, Class B, Class C and Class F Shares.
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

SHAREHOLDER FEES                                                                            CLASS      CLASS      CLASS      CLASS F
                                                                                            A          B          C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)        5.50%      None       None       1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or         0.00%      5.50%      1.00%      1.00%
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)       None       None       None       None
(as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)                          None       None       None       None
Exchange Fee                                                                                None       None       None       None

ANNUAL FUND OPERATING EXPENSES (Before [Reimbursements/Waivers])1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee                                                                              %          %          %          %
Distribution (12b-1) Fee                                                                    %          %          %          %
Other Expenses3                                                                             %          %          %          %
Total Annual Fund Operating Expenses                                                        %          %(X)       %          %

1    The  percentages  shown are based on  expenses  for the entire  fiscal year
     [ended/ending] [insert FYE]. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

     Although  not   contractually   obligated  to  do  so,  the  [adviser  will
     (waive/reimburse)]  [adviser  (waived/reimbursed)] [and] [distributor (will reimburse/reimbursed)]  certain  amounts.  These are shown below along with the net expenses the Fund  [actually  paid] [expects to pay] for the fiscal year ended [Insert FYE].

     Total [Reimbursements/Waivers] of Fund Expenses                                        %          %          %          %
     Total Actual Annual Fund Operating Expenses (after [reimbursements/waivers] )          %          %          %          %

2 [Insert Applicable footnote(s) as provided by State Street Bank. Please note that funds with sliding scale management fees should footnote the details of that sliding scale in the management fee footnote since it puts the actual fee in appropriate context.]

3    Includes a shareholder  services  fee/account  administration  fee which is used to  compensate  intermediaries  for  shareholder  services  or account administrative  services.  [Also includes a recordkeeping fee which is used to  compensate  intermediaries  for  recordkeeping  services.]  Please  see
     "Payments to Financial  Intermediaries"  herein. [The administrator  and/or shareholder  services  provider  voluntarily  waived a portion of its/their
     fee(s).  The  administrator   and/or  shareholder   services  provider  can
     terminate this/these voluntary waiver(s) at any time. Total other operating expenses  paid by the Fund (after the voluntary  waiver(s))  were x.xx% for the fiscal year ending (date).]

[X] After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund's Class A, Class B, Class C and Class F Shares with the cost of investing in other mutual funds.
 The Example assumes that you invest $10,000 in the Fund's Class A, Class B, and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, Class B, Class C and Class F Shares operating expenses are before waiver as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
SHARE CLASS                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A:
Expenses assuming redemption
Expenses assuming no redemption
CLASS B:
Expenses assuming redemption
Expenses assuming no redemption
CLASS C:
Expenses assuming redemption
Expenses assuming no redemption
CLASS F:
Expenses assuming redemption
Expenses assuming no redemption

WHAT ARE THE FUND'S INVESTMENT STRATEGIES?



The Fund pursues its investment objective by investing primarily in income-producing equity securities, including securities that are convertible into com-mon stocks. The Fund's holdings ordinarily will be in value stocks of large and middle capitalization companies. The Adviser attempts to manage the Fund so that, on average, the Fund's portfolio yield is greater than the yield of the S&P 500 Index. A description of the various types of securities in which the Fund invests, and their risks, immediately follows the strategy discussion.

The Adviser performs a review of potential issuers, looking at criteria appro-priate to the Fund's investment goals. The Adviser examines primarily large and middle capitalization companies, which, in the Adviser's opinion, are trading at a low valuation in relation to their historic and current market prices, and to their expected future price based on projected earnings. In addition, the equity securities held by the Fund will generally have a history and an expectation of paying increasing dividends to shareholders.

The Adviser's process for selecting equity investments attempts to identify high-quality, mid- to large-cap companies with high relative dividend yields that are likely to maintain and increase their dividends. Small, rapidly growing companies typically reinvest their earnings into expansion and therefore do not pay dividends. A company's dividend yield is high when it is higher than the current yield of the stock market. By investing in companies with high relative dividend yields, the Adviser seeks to reduce the downside risk and volatility of the Fund's portfolio and to purchase undervalued stocks that may significantly increase in price as the market recognizes the company's true value.

After identifying candidates through a screening process, the Adviser performs fundamental research and analysis to select stocks that exhibit the most promising long-term value for the Fund's portfolio, as well as securities that exhibit growth characteristics. In selecting securities, the Adviser focuses on the current financial condition of the issuing company, in addition to examining its business and product strength, earnings quality, competitive position, management expertise and sustainability of current growth trends. In addition to these factors, it looks at the issuing company's earnings quality and sustainability of current growth trends. Further, the Adviser considers current economic, financial market, and industry factors, which may affect the issuing company. The Adviser's key buy criteria favor companies operating within mature industries, with long operating histories, that are market leaders, with well-known brand names or market franchises, or with above average sales and strong cash flows that have efficient capital allocation processes.

Companies with similar characteristics may be grouped together in broad cate-gories called sectors. The Adviser diversifies the Fund's investments, limiting the Fund's risk exposure with respect to individual securities and industry sectors.

The Fund purchases convertible preferred stocks, convertible bonds and hybrid securities which have a higher yield than common stocks, and higher yielding fixed income securities in order to increase the Fund's yield and to generally provide a measure of protection against market declines.

Because the Fund refers to equity income investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest normally less than 80% of its assets in income producing equity investments.




TEMPORARY DEFENSIVE INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.


WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS?

EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the principal types of equity securities in which the Fund invests:


COMMON STOCKS
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.


AMERICAN DEPOSITARY RECEIPTS
American Depositary Receipts (ADRs) represent interests in underlying securi-ties issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions.


REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.


CONVERTIBLE SECURITIES
Convertible securities are convertible preferred stock or convertible bonds that the Fund has the option to exchange for equity securities of the issuer at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its securities.

Convertible preferred stock and convertible bonds pay or accrue interest or dividends at a specified rate. The rate may be a fixed percentage of the princi-pal or adjusted periodically. In addition, the issuer of a convertible bond must repay the principal amount of the bond, normally within a specified time. Convertible preferred stock and convertible bonds provide more income than equity securities.


FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed- income securities as compared to equity securities.

A security's yield measures the annual income on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Lower rated fixed-income securities are securities rated below investment- grade (i.e., BBB or lower) by a nationally recognized rating service. There is no minimum acceptable rating for a security to be purchased or held by the Fund.


FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The foreign securities in which the Fund invests may include common stocks or other equity securities, convertible securities or fixed income securities. The Fund considers an issuer to be based outside the United States if:

   {circle}it is organized under the laws of, or has a principal office located in, another country;

   {circle}the principal trading market for its securities is in another country; or

   {circle}it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. The Fund may also invest in mortgage backed, high yield and emerging market securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and may incur additional expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.


DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, currencies, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate, stock market and currency risks, and may also expose the fund to liquidity and leverage risks.


FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures, index futures and foreign currency forward contracts.


OPTIONS
Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts.


SWAPS
Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, currency swaps, and caps and floors.




HYBRID INSTRUMENTS
Hybrid instruments combine elements of two different kinds of underlying investments. Hybrid instruments can take on many forms including, but not limited to, the following three forms: First, a common form of a hybrid instrument combines elements of derivative contracts with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Secondly, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Lastly, hybrid instruments may include convertible securities with conversion terms related to an underlying asset or benchmark.

Depending on the type of hybrid instrument the risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income, equity or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.






WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE FUND?

STOCK MARKET RISKS
The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's port-folio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.


RISKS RELATING TO INVESTING FOR VALUE
Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in certain up markets.


CREDIT RISKS
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt securities may vary based on their priority for repayment. For example, higher-ranking (senior) securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. Typically, both senior and subordinated debt securities have a higher priority than redeemable preferred stock. Some of the fixed income securities in which the Fund may invest will be uncollateralized and subordinated to other debt that a corporation has outstanding.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.


SECTOR RISKS
Companies with similar characteristics may be grouped together in broad catego-ries called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.


RISKS OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restric-tions which could adversely affect the liquidity of the Fund's investments.


CURRENCY RISKS
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diver-sification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.


RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS


The Fund's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be mispriced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or the Fund's Statement of Additional Information, such as stock market, interest rate, credit, currency, liquidity and leverage risks.







WHAT DO SHARES COST?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange
(NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). When the Fund holds foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."



The Fund generally values equity securities according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). The Fund generally values fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost. Prices furnished by an independent pricing service are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities. Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.



If prices are not available from an independent pricing service, securities and derivatives contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund's Board of Directors (Board). The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.





                                                     MAXIMUM SALES CHARGES
 SHARES OFFERED                MINIMUM         FRONT-END        CONTINGENT
                    INITIAL/SUBSEQUENT     SALES CHARGE2          DEFERRED
                            INVESTMENT                       SALES CHARGE3
                              AMOUNTS1
 Class A                   $1,500/$100             5.50%             0.00%
 Class B                   $1,500/$100              None             5.50%
 Class C                   $1,500/$100              None             1.00%
 Class F                   $1,500/$100             1.00%             1.00%
1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amount for Systematic Investment Programs (SIP) is $50. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. To maximize your return and minimize the sales charges and marketing fees, purchases of Class B Shares are generally limited to $100,000 and purchases of Class C Shares are generally limited to $1,000,000. Purchases in excess of these limits may be made in Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See "Purchase Limits on Class B and Class C Shares" below. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.
 2Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."
3 See "Sales Charge When You Redeem."


As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses ("expense ratios"), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.
Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares and Class F Shares. Among other ways, Class A Shares and Class F Shares have a series of "breakpoints," which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under "Sales Charge When You Purchase.") On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after seven years). Finally, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares and Class F Shares and comparable to those charged to Class B Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class B (or Class C) Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares and Class C Shares does not always make them preferable to Class A Shares.


SALES CHARGE WHEN YOU PURCHASE
The following tables list the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the tables and described below.



 CLASS A SHARES:
 Purchase Amount                       Sales Charge        Sales Charge
                                       as a Percentage     as a Percentage
                                       of Public           of NAV
                                       Offering Price
 Less than $50,000                     5.50%               5.82%
 $50,000 but less than $100,000        4.50%               4.71%
 $100,000 but less than $250,000       3.75%               3.90%
 $250,000 but less than $500,000       2.50%               2.56%
 $500,000 but less than $1 million     2.00%               2.04%
 $1 million or greater1                0.00%               0.00%
1 A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

 CLASS F SHARES
                           Sales Charge
                           as a Percentage     Sales Charge
                           of Public           as a Percentage
 Purchase Amount           Offering Price      of NAV
 Less than $1 million      1.00%               1.01%
 $1 million or greater     0.00%               0.00%


REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the tables above. You or your financial intermediary must notify the Fund's Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint ("Qualifying Accounts"). Qualifying Accounts mean those Share accounts in the Federated funds held directly or through a financial intermediary or a through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through "Section 529" college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this prospectus. Because the prospectus is available on Federated's website free of charge, Federated does not disclose this information separately on the website.


CONTINGENT UPON NOTIFICATION TO THE TRANSFER AGENT, THE SALES CHARGE AT PURCHASE OF CLASS A SHARES AND CLASS F SHARES ONLY, MAY BE REDUCED OR ELIMINATED BY:

LARGER PURCHASES
 {circle}purchasing Class A or Class F Shares in greater quantities to reduce the applicable sales charge;


CONCURRENT AND ACCUMULATED PURCHASES
   {circle}combining concurrent purchases of and/or current investments in Class
      A, Class B, Class C, Class F and Class K Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or


LETTER OF INTENT
   {circle}signing a letter of intent to purchase a qualifying amount of Class A or Class F Shares within 13 months (call your financial intermediary or the Fund for more information). The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.





PURCHASE LIMITS ON CLASS B AND CLASS C SHARES

In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor's purchases of Class B Shares are generally limited to $100,000 and an investor's purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the maximum public offering price times the number of Class A, Class B, Class C, Class F and Class K shares of any Federated fund currently held in linked Qualifying Accounts. If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor's financial intermediary to offer the opportunity to convert the order to Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.





ELIMINATING THE SALES CHARGE

CONTINGENT UPON NOTIFICATION TO THE TRANSFER AGENT, THE SALES CHARGE WILL BE ELIMINATED WHEN YOU PURCHASE SHARES:

      {circle}within 120 days of redeeming Shares of an equal or greater amount;

      {circle}through a financial intermediary that did not receive a dealer reallowance on the purchase;

      {circle}with reinvested dividends or capital gains;

      {circle}as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;

      {circle}as a Federated Life Member (Federated shareholders who originally were issued shares through the "Liberty Account," which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);

      {circle}as a Director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or

      {circle}pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.


SALES CHARGE WHEN YOU REDEEM
Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

TO KEEP THE SALES CHARGE AS LOW AS POSSIBLE, THE FUND REDEEMS YOUR SHARES IN THIS ORDER:

   {circle}Shares that are not subject to a CDSC; and

   {circle}Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

CLASS A SHARES

If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such shares redeemed within 24 months of the purchase.

CLASS B SHARES:
Shares Held Up To:                                     CDSC
1 Year                                                 5.50%
2 Years                                                4.75%
3 Years                                                4.00%
4 Years                                                3.00%
5 Years                                                2.00%
6 Years                                                1.00%
7 Years or More                                        0.00%

CLASS C SHARES:
You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.


 CLASS F SHARES
 Purchase Amount                          Shares Held         CDSC
 Up to $2 million                         4 years or less     1.00%
 $2 million -but less than $5 million     2 years or less     0.50%
 $5 million or more                       1 year or less      0.25%


If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

CONTINGENT UPON NOTIFICATION TO THE TRANSFER AGENT, YOU WILL NOT BE CHARGED A CDSC WHEN REDEEMING SHARES:

   {circle}following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

   {circle}representing minimum required distributions from an Individual
      Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

   {circle}purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;

   {circle}purchased by Directors, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

   {circle}purchased through a financial intermediary that did not receive an advance commission on the purchase;

   {circle}purchased with reinvested dividends or capital gains;

   {circle}redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;

   {circle}purchased pursuant to the exchange privilege if the Shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange);


CLASS B SHARES ONLY
   {circle}which are qualifying redemptions of Class B Shares under a Systematic
      Withdrawal Program; or


CLASS F SHARES ONLY
   {circle}representing a total or partial distribution from a qualified plan, which does not include account transfers, rollovers, or redemptions for the purpose of reinvestment. For these purposes, qualified plan does not include an Individual Retirement Account, Keogh Plan or custodial account following retirement.



HOW IS THE FUND SOLD?

The Fund offers four Share classes: Class A Shares, Class B Shares, Class C Shares and Class F Shares, each representing interests in a single portfolio of securities.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).



PAYMENTS TO FINANCIAL INTERMEDIARIES



The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.




FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the "Dealer Reallowance") and retains any remaining portion of the front-end sales charge.

When a financial intermediary's customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:


CLASS A SHARES
                                   DEALER REALLOWANCE
                                   AS A PERCENTAGE OF
 PURCHASE AMOUNT                   PUBLIC OFFERING PRICE
 Less than $50,000                 5.00%
 $50,000 but less than $100,000    4.00%
 $100,000 but less than $250,000   3.25%
 $250,000 but less than $500,000   2.25%
 $500,000 but less than $1 million 1.80%
 $1 million or greater             0.00%

CLASS F SHARES
                       DEALER REALLOWANCE
                       AS A PERCENTAGE OF
 PURCHASE AMOUNT       PUBLIC OFFERING PRICE
 Less than $1 million  1.00%
 $1 million or greater 0.00%

ADVANCE COMMISSIONS
When a financial intermediary's customer purchases Shares, the financial intermediary may receive an advance commission as follows:


CLASS A SHARES (FOR PURCHASES OVER $1 MILLION)
                               ADVANCE COMMISSION
                               AS A PERCENTAGE OF
 PURCHASE AMOUNT               PUBLIC OFFERING PRICE
 First $1 million - $5 million 0.75%
 Next $5 million - $20 million 0.50%
 Over $20 million              0.25%
Advance commissions are calculated on a year by year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

                         ADVANCE COMMISSION
                         AS A PERCENTAGE OF
 CLASS B SHARES          PUBLIC OFFERING PRICE
 All Purchase Amounts    Up to 5.50%
                                     ADVANCE COMMISSION
                                     AS A PERCENTAGE OF
 CLASS C SHARES                      PUBLIC OFFERING PRICE
 All Purchase Amounts                1.00%

 CLASS F SHARES
                                     ADVANCE COMMISSION
                                     AS A PERCENTAGE OF
 PURCHASE AMOUNT                     PUBLIC OFFERING PRICE
 Less than $2 million                1.00%
 $2 million but less than $5 million 0.50%
 $5 million or greater               0.25%



RULE 12B-1 FEES
The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.50% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Class A Shares, up to 0.75% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Class B and Class C Shares and up to 0.25% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Class F Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.


SERVICE FEES
The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.


ACCOUNT ADMINISTRATION FEES


The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.




RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.


NETWORKING FEES
The Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

HOW TO PURCHASE SHARES

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares. Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.


THROUGH A FINANCIAL INTERMEDIARY
{circle}Establish an account with the financial intermediary; and

{circle}Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the financial intermediary forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Financial intermediaries should send payments according to the instructions in the sections "By Wire" or "By Check."


DIRECTLY FROM THE FUND
{circle}Establish your account with the Fund by submitting a completed New
  Account Form; and

{circle}Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.


BY WIRE
Send your wire to:

   State Street Bank and Trust Company
   Boston, MA
   Dollar Amount of Wire
   ABA Number 011000028
   Attention: EDGEWIRE
   Wire Order Number, Dealer Number or Group Number
   Nominee/Institution Name
   Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.


BY CHECK
Make your check payable to THE FEDERATED FUNDS, note your account number on the check, and send it to:

   The Federated Funds
   P.O. Box 8600
   Boston, MA 02266-8600
If you send your check by a PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE that requires a street address, send it to:

  The Federated Funds
  30 Dan Road
  Canton, MA 02021
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject ANY purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to THE FEDERATED FUNDS (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.


THROUGH AN EXCHANGE
You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.


BY SYSTEMATIC INVESTMENT PROGRAM
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary.


BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.


RETIREMENT INVESTMENTS
You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

HOW TO REDEEM AND EXCHANGE SHARES

You should redeem or exchange Shares:

{circle}through a financial intermediary if you purchased Shares through a financial intermediary; or

{circle}directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.


THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.


DIRECTLY FROM THE FUND

BY TELEPHONE
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.


BY MAIL
You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

  The Federated Funds
  P.O. Box 8600
  Boston, MA 02266-8600
Send requests by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE to:

  The Federated Funds
  30 Dan Road
  Canton, MA 02021
All requests must include:

{circle}Fund Name and Share Class, account number and account registration;

{circle}amount to be redeemed or exchanged;

{circle}signatures of all shareholders exactly as registered; and

{circle}IF EXCHANGING, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.


SIGNATURE GUARANTEES
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

{circle}your redemption will be sent to an address other than the address of record;

{circle}your redemption will be sent to an address of record that was changed within the last 30 days;

{circle}a redemption is payable to someone other than the shareholder(s) of record; or

{circle}IF EXCHANGING (TRANSFERRING) into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.


PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

{circle}an electronic transfer to your account at a financial institution that is an ACH member; or

{circle}wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.


REDEMPTION IN KIND
Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.


LIMITATIONS ON REDEMPTION PROCEEDS





Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

* to allow your purchase to clear (as discussed below);


* during periods of market volatility;


* when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or


* during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.


If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:


* when the NYSE is closed, other than customary weekend and holiday closings;


* when trading on the NYSE is restricted, as determined by the SEC; or


* in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.


You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.




REDEMPTIONS FROM RETIREMENT ACCOUNTS
In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.


EXCHANGE PRIVILEGE
You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

{circle}ensure that the account registrations are identical;

{circle}meet any minimum initial investment requirements; and

{circle}receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See "Account and Share Information - Frequent Trading Policies."


SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM
You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Class A Shares or Class F Shares subject to a sales charge while redeeming Shares using this program.


SYSTEMATIC WITHDRAWAL PROGRAM (SWP) ON CLASS B SHARES
You will not be charged a CDSC on SWP redemptions if:

{circle}you redeem 12% or less of your account value in a single year;

{circle}you reinvest all dividends and capital gains distributions; and

{circle}your account has at least a $10,000 balance when you establish the SWP.
  (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.


ADDITIONAL CONDITIONS

TELEPHONE TRANSACTIONS
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


SHARE CERTIFICATES
The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.



ACCOUNT AND SHARE INFORMATION


CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.


DIVIDENDS AND CAPITAL GAINS
The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.



In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.



If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as "undeliverable," or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.


ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.


TAX INFORMATION
The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.


FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See "What Do Shares Cost?" The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The size of Share transactions subject to monitoring varies. However, where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. The Fund may also monitor trades into and out of the Fund over periods longer than 30 days, and if potentially disruptive trading activity is detected, the shareholder will be precluded from making further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.

The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.

The Fund's objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.


PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the "Products" section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top ten holdings, recent purchase and sale transactions and percentage breakdowns of the portfolio by sector and asset class.

To access this information from the "Products" section of the website, click on "Portfolio Holdings" and select the appropriate link opposite the name of the Fund, or select the name of the Fund from the menus on the "Products" section, and from the Fund's page click on the "Portfolio Holdings" or "Composition" link. A user is required to register on the website the first time the user accesses this information.

You may also access from the "Products" section of the website portfolio information as of the end of the Fund's fiscal quarters. The Fund's annual and semiannual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, may be accessed by selecting the name of the Fund, clicking on "Prospectuses and Regulatory Reports" and selecting the link to the appropriate PDF. Complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters may be accessed by selecting "Portfolio Holdings" from the "Products" section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.



WHO MANAGES THE FUND?

The Board of Directors (the "Board") governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 136 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $213 billion in assets as of December 31, 2005. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,305 employees. Federated provides investment products to more than 5,500 investment professionals and institutions.


PORTFOLIO MANAGEMENT INFORMATION

JOHN L. NICHOL
John L. Nichol has been the Fund's Portfolio Manager since October 2002. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES
The Adviser receives an annual investment advisory fee of 0.60% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's Annual Report dated November 30, 2006.



LEGAL PROCEEDINGS

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.



FINANCIAL INFORMATION


FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

APPENDIX A: HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION


The following charts provide additional hypothetical information about the effect of the Fund`s expenses, including investment advisory fees and other Fund costs, on the Fund`s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund`s annual expense ratio stays the same throughout the 10-year period (except for Class B Shares, which convert to Class A Shares after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the "Fees and Expenses" table of this prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the "Front-End Sales Charge") is reflected in the "Hypothetical Expenses" column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.


FEDERATED EQUITY INCOME FUND-CLASS A SHARES

ANNUAL EXPENSE RATIO: 0.00%

MAXIMUM FRONT-END SALES CHARGE: 0.00%
 YEAR        HYPOTHETICAL  HYPOTHETICAL  INVESTMENT  HYPOTHETICAL  HYPOTHETICAL
                BEGINNING   PERFORMANCE       AFTER      EXPENSES        ENDING
               INVESTMENT      EARNINGS     RETURNS                  INVESTMENT
 1                  $0.00         $0.00       $0.00         $0.00         $0.00
 2                  $0.00         $0.00       $0.00         $0.00         $0.00
 3                  $0.00         $0.00       $0.00         $0.00         $0.00
 4                  $0.00         $0.00       $0.00         $0.00         $0.00
 5                  $0.00         $0.00       $0.00         $0.00         $0.00
 6                  $0.00         $0.00       $0.00         $0.00         $0.00
 7                  $0.00         $0.00       $0.00         $0.00         $0.00
 8                  $0.00         $0.00       $0.00         $0.00         $0.00
 9                  $0.00         $0.00       $0.00         $0.00         $0.00
 10                 $0.00         $0.00       $0.00         $0.00         $0.00
 Cumulative                       $0.00                     $0.00

FEDERATED EQUITY INCOME FUND-CLASS B SHARES

ANNUAL EXPENSE RATIO: 1.39%
YEAR        HYPOTHETICAL  HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  HYPOTHETICAL
               BEGINNING   PERFORMANCE       AFTER       EXPENSES        ENDING
              INVESTMENT      EARNINGS     RETURNS                   INVESTMENT
1                  $0.00         $0.00       $0.00          $0.00         $0.00
2                  $0.00         $0.00       $0.00          $0.00         $0.00
3                  $0.00         $0.00       $0.00          $0.00         $0.00
4                  $0.00         $0.00       $0.00          $0.00         $0.00
5                  $0.00         $0.00       $0.00          $0.00         $0.00
6                  $0.00         $0.00       $0.00          $0.00         $0.00
7                  $0.00         $0.00       $0.00          $0.00         $0.00
8                  $0.00         $0.00       $0.00          $0.00         $0.00
CONVERTS FROM CLASS B TO CLASS A                    ANNUAL EXPENSE RATIO: 1.19%
9                  $0.00         $0.00       $0.00          $0.00         $0.00
10                 $0.00         $0.00       $0.00          $0.00         $0.00
Cumulative                       $0.00                      $0.00



FEDERATED EQUITY INCOME FUND-CLASS C SHARES

ANNUAL EXPENSE RATIO: 0.00%

MAXIMUM FRONT-END SALES CHARGE: 0.00%
 YEAR        HYPOTHETICAL  HYPOTHETICAL  INVESTMENT  HYPOTHETICAL  HYPOTHETICAL
                BEGINNING   PERFORMANCE       AFTER      EXPENSES        ENDING
               INVESTMENT      EARNINGS     RETURNS                  INVESTMENT
 1                  $0.00         $0.00       $0.00         $0.00         $0.00
 2                  $0.00         $0.00       $0.00         $0.00         $0.00
 3                  $0.00         $0.00       $0.00         $0.00         $0.00
 4                  $0.00         $0.00       $0.00         $0.00         $0.00
 5                  $0.00         $0.00       $0.00         $0.00         $0.00
 6                  $0.00         $0.00       $0.00         $0.00         $0.00
 7                  $0.00         $0.00       $0.00         $0.00         $0.00
 8                  $0.00         $0.00       $0.00         $0.00         $0.00
 9                  $0.00         $0.00       $0.00         $0.00         $0.00
 10                 $0.00         $0.00       $0.00         $0.00         $0.00
 Cumulative                       $0.00                     $0.00



FEDERATED EQUITY INCOME FUND-CLASS F SHARES

ANNUAL EXPENSE RATIO: 0.00%

MAXIMUM FRONT-END SALES CHARGE: 0.00%
 YEAR        HYPOTHETICAL  HYPOTHETICAL  INVESTMENT  HYPOTHETICAL  HYPOTHETICAL
                BEGINNING   PERFORMANCE       AFTER      EXPENSES        ENDING
               INVESTMENT      EARNINGS     RETURNS                  INVESTMENT
 1                  $0.00         $0.00       $0.00         $0.00         $0.00
 2                  $0.00         $0.00       $0.00         $0.00         $0.00
 3                  $0.00         $0.00       $0.00         $0.00         $0.00
 4                  $0.00         $0.00       $0.00         $0.00         $0.00
 5                  $0.00         $0.00       $0.00         $0.00         $0.00
 6                  $0.00         $0.00       $0.00         $0.00         $0.00
 7                  $0.00         $0.00       $0.00         $0.00         $0.00
 8                  $0.00         $0.00       $0.00         $0.00         $0.00
 9                  $0.00         $0.00       $0.00         $0.00         $0.00
 10                 $0.00         $0.00       $0.00         $0.00         $0.00
 Cumulative                       $0.00                     $0.00

A Statement of Additional Information (SAI) dated January 31, 2006, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.



These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Investment Company Act File No. 811-4743

Cusip 313915100
Cusip 313915209

Cusip 313915308

Cusip 313915407



G00492-01 (1/06)




PART C.      OTHER INFORMATION

Item 23.     Exhibits:

             (a)    (i)          Conformed copy of Articles of
                                 Restatement of the Registrant; (15)
                    (ii)         Conformed copy of Articles of Amendment
                                 of the Registrant; (15)
                    (iii)        Conformed copy of Amendment No. 13
                                 under the Registrant's Articles of
                                 Amendment; (17)
             (b)                 Copy of By-Laws of the Registrant as
                                 Restated and Amended; (3)
                    (i)          Copy of Amendment No. 6 to By-Laws
                                 effective February 23, 1998; (15)
                    (ii)         Copy of Amendment No. 7 to By-Laws
                                 effective February 27, 1998; (15)
                    (iii)        Copy of Amendment No. 8 to By-Laws
                                 effective May 12, 1998; (15)
                    (iv)         Copy of Amendment No. 9 to By-Laws
                                 effective August 23, 2002; (19)
                    (v)          Copy of Amendment No. 10 to By-Laws
                                 effective August 25, 2003; (20)
                    (vi)         Copy of Amendment No. 11 to By-Laws
                                 effective September 21, 2004; (22)
                    (vii)        Copy of Amendment No. 12 to By-Laws
                                 effective August 18, 2005; (22)
                    (viii)       Copy of Amendment No. 13 to By-Laws
                                 effective January 1, 2006; (+)
             (c)                 Copies of Specimen Certificates for
                                 Shares of Capital Stock for Class A
                                 Shares, Class B Shares, Class C Shares,
                                 and Class F Shares of the Registrant;
                                 (12)
             (d)    (i)          Conformed copy of Investment Advisory
                                 Contract of the Registrant; (5)
                    (ii)         Conformed copy of Amendment to
                                 Investment Advisory Contract of the
                                 Registrant; (18)
                    (iii)        Conformed copy of Assignment of
                                 Investment Advisory Contract; (20)
             (e)    (i)          Conformed copy of Distributor's
                                 Contract of the Registrant, through and
                                 including Exhibit C; (11)
                    (ii)         Conformed copy of Exhibit D to the
                                 Distributor's Contract of the
                                 Registrant; (12)
                    (iii)        Conformed copy of Amendment to
                                 Distributor's Contract of the
                                 Registrant; (18)
                    (iv)         The Registrant hereby incorporates the
                                 conformed copy of the specimen Mutual
                                 Funds Sales and Service Agreement;
                                 Mutual Funds Service Agreement; and
                                 Plan Trustee/Mutual Funds Service
                                 Agreement from Item 24(b)(6) of the
                                 Cash Trust Series II Registration
                                 Statement on Form N-1A, filed with the
                                 Commission on July 24, 1995. (File Nos.
                                 33-38550 and 811-6269).
                    (v)          Conformed copy of Distributor's
                                 Contract (Class B Shares) including
                                 Exhibit 1 and Schedule A; (14)
                    (iv)         Conformed copy of Amendment to
                                 Distributor's Contract (Class B Shares)
                                 of the Registrant; (18)
                    (v)          Amendment to Distributors Contracts
                                 between the Federated Funds and
                                 Federated Securities Corp.; (20)
             (f)                 Not applicable;
             (g)    (i)          Conformed copy of Custodian Contract of
                                 the Registrant; (10)
                    (ii)         Conformed Copy of Custody Fee Schedule;
                                 (14)
             (h)    (i)          The responses described in Item
                                 23(e)(iv) are hereby incorporated by
                                 reference.
                    (ii)         Conformed copy of Principal Shareholder
                                 Servicer's Agreement (Class B Shares)
                                 including Exhibit 1 and Schedule A;
                                 (14)
                    (iii)        Conformed copy of Shareholders Services
                                 Agreement (Class B Shares) including
                                 Exhibit 1 and Schedule A; (14)
                    (iv)         The Registrant hereby incorporates the
                                 conformed copy of the Shareholder
                                 Services Sub-Contract between Fidelity
                                 and Federated Shareholder Services from
                                 Item 24(b)(9)(iii) of the Federated
                                 GNMA Trust Registration Statement on
                                 Form N-1A, filed with the Commission on
                                 March 26, 1996. (File Nos. 2-75670 and
                                 811-3375).
                    (v)          The Registrant hereby incorporates by
                                 reference the conformed copy of the
                                 Agreement for Administrative Services
                                 with Exhibit 1 and Amendments 1 and 2
                                 attached, between Federated
                                 Administrative Services and the
                                 Registrant from Item 23(h)(iv) of the
                                 Federated Total Return Series, Inc.
                                 Registration Statement on Form N-1A
                                 filed with the Commission on November
                                 29, 2004. (File Nos. 33-50773 and 811-
                                 7115)
                    (vi)         The Registrant hereby incorporates the
                                 conformed copy of the Second Amended
                                 and Restated Services Agreement, with
                                 attached Schedule 1 revised 6/30/04,
                                 from Item 23(h)(vii) of the Cash Trust
                                 Series, Inc. Registration Statement on
                                 Form N-1A, filed with the Commission on
                                 July 29, 2004. (File Nos. 33-29838 and
                                 811-5843);
                    (vii)        The Registrant hereby incorporates the
                                 conformed copy of the Second Amended
                                 and Restated Services Agreement, with
                                 attached Exhibit A revised 6/30/04,
                                 from Item (h)(viii) of the Cash Trust
                                 Series, Inc. Registration Statement on
                                 Form N-1A, filed with the Commission on
                                 July 29, 2004. (File Nos. 33-29838 and
                                 811-5843);
                    (viii)       The Registrant hereby incorporates by
                                 reference the conformed copy of
                                 Amendment No. 3 to the Agreement for
                                 Administrative Services between
                                 Federated Administrative Services
                                 Company and the Registrant dated June
                                 1, 2005, from Item 23 (h) (ii) of the
                                 Cash Trust Series, Inc. Registration
                                 Statement on Form N-1A, filed with the
                                 Commission on July 27, 2005. (File Nos.
                                 33-29838 and 811-5843);
                    (ix)         The Registrant hereby incorporates the
                                 conformed copy of the Transfer Agency
                                 and Service Agreement between the
                                 Federated Funds and State Street Bank
                                 and Trust Company from Item 23(h)(ix)of
                                 the Federated Stock Trust Registration
                                 Statement on Form N-1A, filed with the
                                 Commission on December 29, 2005. (File
                                 Nos. 2-75756 and 811-3385)
             (i)                 Conformed copy of Opinion and Consent
                                 of Counsel as to legality of shares
                                 being registered; (2)
             (j)                 Conformed Copy of Consent of
                                 Independent Registered Public
                                 Accounting Firm; (22)
             (k)                 Not applicable;
             (l)                 Copy of Initial Capital Understanding;
                                 (2)
             (m)    (i)          Conformed Copy of the Distribution
                                 Plan; through and including Exhibit B
                                 (Class C and Class F Shares)(21)
                    (ii)         Amended and Restated Plan; including
                                 Exhibit A (Class A Shares); (21)
                    (iii)        Conformed copy of Exhibit 1 and
                                 Schedule A to the 12b-1 Distribution
                                 Plan (Class B Shares) of the
                                 Registrant; (14)
                    (iv)         The responses described in Item
                                 23(e)(iv) are hereby incorporated by
                                 reference.
             (n)    (i)          Conformed copy of the Multiple Class
                                 Plan and attached Exhibits;(22)
                    (ii)         The Registrant hereby incorporates the
                                 Copy of the Multiple Class Plan and
                                 attached Exhibits from Item (n) of the
                                 Federated Short-Term Municipal Trust
                                 Registration Statement on Form N-1A,
                                 filed with the Commission on August 28,
                                 2006. (File Nos. 2-72277 and 811-3181)
             (o)    (i)          Conformed copy of Power of Attorney of
                                 the Registrant;  (17)
                    (ii)         Conformed copy of Power of Attorney of the
                                 President and Director and the Vice
                                 Chairman of the Registrant; (19)
                    (iii)        Conformed copy of Power of Attorney of
                                 Chief Investment Officer of the
                                 Registrant; (19)
                    (iv)         Conformed copy of Power of Attorney of
                                 Treasurer of the Registrant; (22)
                    (v)          Conformed copy of Power of Attorney of
                                 Director of the Registrant; (15)
                    (vi)         Conformed copy of Power of Attorney of
                                 Director of the Registrant; (22)
                    (vii)        Conformed copy of Power of Attorney of
                                 Director of the Registrant, James F.
                                 Will; (+)
             (p)                 The Registrant hereby incorporates the
                                 conformed copy of the Federated
                                 Investors, Inc. Code of Ethics for
                                 Access Persons, effective 1/1/2005,
                                 from Item 23(p) of the Money Market
                                 Obligations Trust Registration
                                 Statement on Form N-1A, filed with the
                                 Commission on February 25, 2005.(File
                                 Nos. 33-31602 and 811-5950);

+  All exhibits have been filed electronically.

2. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 2 on Form N-1A filed December 15, 1986 (File Nos. 33-6901 and 811-4743).
3. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 2 on Form N-1A filed May 18, 1988 (File Nos. 33-6901 and 811-4743).
5. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 6 on Form N-1A filed July 28, 1989 (File Nos. 33-6901 and 811-4743).
10. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 17 on Form N-1A filed May 24, 1995 (File Nos. 33-6901 and 811-4743).
11. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form N-1A filed May 29, 1996 (File Nos. 33-6901 and 811-4743).
12. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 22 on Form N-1A filed May 30, 1997 (File Nos. 33-6901 and 811-4743).
14. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 25 on Form N-1A filed May 28, 1998 (File Nos. 33-6901 and 811-4743).
15. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 26 on Form N-1A filed March 29, 1999 (File Nos. 33-6901 and 811-4743).
17. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 30 on Form N-1A filed May 25, 2001 (File Nos. 33-6901 and 811-4743).
18. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 31 on Form N-1A filed May 28, 2002 (File Nos. 33-6901 and 811-4743).
19. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 32 on Form N-1A filed May 29, 2003 (file Nos. 33-6901 and 811-4743).
20. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 33 on Form N-1A filed January 30, 2004 (file Nos. 33-6901 and 811-4743).
21.    Response is incorporated by reference to Registrants' Post-
Effective Amendment No. 34 on Form N-1A filed November 15,   2004 (file
Nos. 33-6901 and 811-4743).
22.    Response is incorporated by reference to Registrants' Post-
Effective Amendment No. 35 on Form N-1A filed January 27,   2006 (file
Nos. 33-6901 and 811-4743).

Item 24.     Persons Controlled by or Under Common Control with the
             Fund:

             None

Item 25.     Indemnification:  (5)


Item 26.     Business and Other Connections of Investment Adviser:

             For a description of the other business of the investment adviser, see the section entitled "Who Manages the Fund?" in Part A. The affiliations with the Registrant of one of the Trustees and one of the Officers of the investment adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the investment adviser and, in parentheses, their principal occupations are:
             Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington, DE 19899-2305.

The remaining Officers of the investment adviser are:

President/ Chief Executive Officer
and Trustee:                                         Keith M. Schappert

Executive Vice President:                            Stephen F. Auth

Senior Vice Presidents:                              William C. Dierker
                                                     Linda A. Duessel
                                                     James E. Grefenstette
                                                     Steven Lehman

Vice Presidents:                                     G. Andrew Bonnewell
                                                     David P. Gilmore
                                                     John W. Harris
                                                     Kevin McClosky
                                                     John L. Nichol
                                                     Michael R. Tucker

Assistant Vice Presidents:                           Angela A. Kohler
                                                     Dana Meissner

Secretary:                                           G. Andrew Bonnewell

Treasurer:                                           Thomas R. Donahue


Assistant Treasurer:                                 Denis McAuley, III

             The business address of each of the Officers of the investment adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the investment advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

Item 27.     Principal Underwriters:

   (a) Federated Securities Corp. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:

                    Cash Trust Series, Inc.; Cash Trust Series II; Federated Adjustable Rate Securities Fund; Federated American Leaders Fund, Inc.; Federated Core Trust; Federated Core Trust II, L.P.; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fixed Income Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated High Income Bond Fund, Inc.; Federated High Yield Municipal Income Fund; Federated High Yield Trust; Federated Income Securities Trust; Federated
                    Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Intermediate Government Fund, Inc. Federated International Series, Inc.; Federated
                    Investment Series Funds, Inc.; Federated Managed Allocation Portfolios; Federated Municipal High Yield Advantage Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Securities Income Trust; Federated Premier Intermediate Municipal Income Fund; Federated Premier Municipal Income Fund; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Total Return Government Bond Fund; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated World Investment Series, Inc.; Intermediate Municipal Trust; Edward Jones Money Market Fund and Money Market Obligations Trust.


         (b)

          (1)                          (2)                           (3)
Positions and Offices                                      Positions and Offices
  With Distributor                     Name                    With Registrant
_____________________           _________________          _____________________

Chairman:                       Richard B. Fisher          Vice Chairman

President-Institutional
Sales and Director:             John B. Fisher

Executive Vice
Vice President, Assistant
Secretary and Director:         Thomas R. Donahue

President-Broker/Dealer
And Director:                   James F. Getz

Vice President, Assistant
Secretary and Director:         Peter J. Germain

Treasurer and Director:         Denis McAuley III

Senior Vice Presidents:         Mark W. Bloss
                                Richard W. Boyd
                                Laura M. Deger
                                Peter W. Eisenbrandt
                                Theodore Fadool, Jr.
                                Christopher Fives
                                James S. Hamilton
                                James M. Heaton
                                Harry J. Kennedy
                                Anne H. Kruczek
                                Amy Michaliszyn
                                Keith Nixon
                                Solon A. Person, IV
                                Colin B. Starks
                                Thomas E. Territ
                                Robert F. Tousignant
                                Paul Uhlman

Vice Presidents:                Irving Anderson
                                Dan Berry
                                John B. Bohnet
                                Edward R. Bozek
                                Jane E. Broeren-Lambesis
                                Bryan Burke
                                Craig Burness
                                David J. Callahan
                                Mark Carroll
                                Dan Casey
                                Scott Charlton
                                Steven R. Cohen
                                Mary J. Combs
                                James Conely
                                Kevin J. Crenny
                                G. Michael Cullen
                                Beth C. Dell
                                Ron Dorman
                                Donald C. Edwards
                                Lee England
                                Timothy Franklin
                                Jamie Getz
                                Scott Gundersen
                                Dayna C. Haferkamp
                                Raymond J. Hanley
                                Vincent L. Harper, Jr.
                                Bruce E. Hastings
                                Christopher L. Johnston
                                Stephen Kittel
                                Michael W. Koenig
                                Ed Koontz
                                Theodore J. Kravits, Jr.
                                Christopher A. Layton
                                Michael H. Liss
                                Michael R. Manning
                                Michael Marcin
                                Martin J. McCaffrey
                                Mary A. McCaffrey
                                Richard C. Mihm
                                Chris Milliken
                                Vincent T. Morrow
                                Doris T. Muller
                                Alec H. Neilly
                                Rebecca Nelson
                                James E. Ostrowski
                                Mark Patsy
                                Thomas A. Peter III
                                Robert F. Phillips
                                Chris Randal
                                Josh Rasmussen
                                Richard A. Recker
                                Christopher Renwick
                                Diane M. Robinson
                                Brian S. Ronayne
                                Timothy A. Rosewicz
                                Thomas S. Schinabeck
                                Edward J. Segura
                                Peter Siconolfi
                                Edward L. Smith
                                John A. Staley
                                Jeffrey A. Stewart
                                Mark Strubel
                                Kevin Stutz
                                William C. Tustin
                                Michael Vahl
                                G. Walter Whalen
                                Stephen White
                                Jeff Wick
                                Patrick M. Wiethorn
                                Lewis Williams
                                Edward J. Wojnarowski
                                Michael P. Wolff

Assistant Vice Presidents:      Lisa A. Toma
                                Robert W. Bauman
                                Charles L. Davis, Jr.
                                Brian F. Palusa
                                William Rose

Secretary:                      C. Todd Gibson

The business address of each of the Officers of Federated Securities Corp. is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

          (c)     Not applicable



Item 28.     Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant                       Reed Smith LLP
                                 Investment Management Group (IMG)
                                 Federated Investors Tower
                                 12th Floor
                                 1001 Liberty Avenue
                                 Pittsburgh, PA  15222-3779
                                 (Notices should be sent to the Agent for Service at above address)

                                 Federated Investors Funds
                                 5800 Corporate Drive
                                 Pittsburgh, PA  15237-7000

State Street Bank and            P.O. Box 8600
  Trust Company                  Boston, MA 02266-8600
("Custodian, Transfer Agent
And Dividend Disbursing
Agent")

Federated Services Company       Federated Investors Tower
("Administrator")                1001 Liberty Avenue
                                 Pittsburgh, PA  15222-3779

Federated Equity                 Federated Investors Tower
Management Company               1001 Liberty Avenue
of Pennsylvania                  Pittsburgh, PA  15222-3779
("Adviser")


Item 29.     Management Services:  Not applicable.

Item 30.     Undertakings:

             Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Directors and the calling of special shareholder meetings by shareholders.

                               SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FEDERATED EQUITY INCOME FUND, INC., has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 15th day of November, 2006.

                   FEDERATED EQUITY INCOME FUND, INC.

                    BY: /s/ Nelson W. Winter
                    Nelson W. Winter, Assistant Secretary
                    November 15, 2006

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

     NAME                            TITLE                     DATE
By:/s/ Nelson W. Winter          Attorney In Fact          November 15, 2006
Nelson W. Winter                 For the Persons
ASSISTANT SECRETARY              Listed Below

     NAME                                    TITLE

John E. Murray, Jr., J.D., S.J.D.*     Chairman and Director

John F. Donahue*                       Director

Richard B. Fisher*                     Vice Chairman

J. Christopher Donahue*                President and Director
                                       (Principal Executive Officer)

Richard A. Novak*                      Treasurer
                                       (Principal Financial Officer)

Thomas G. Bigley*                      Director

John T. Conroy, Jr.*                   Director

Nicholas P. Constantakis*              Director

John F. Cunningham*                    Director

Lawrence D. Ellis, M.D.*               Director

Peter E. Madden*                       Director

Marjorie P. Smuts*                     Director

John S. Walsh*                         Director

James F. Will*                         Director

*  By Power of Attorney